UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55617

Maryland	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2017, the board of directors of Strategic Storage Trust II, Inc. (the “Registrant”) appointed Michael S. McClure to serve as President of the Registrant. Previously, H. Michael Schwartz served as both Chief Executive Officer and President of the Registrant. Mr. Schwartz will continue to serve as the Registrant’s Chief Executive Officer and chairman of the board of directors. Mr. McClure was also appointed President of SmartStop Asset Management, LLC, the Registrant’s sponsor (the “Sponsor”), and various entities affiliated with the Sponsor, including but not limited to (a) Strategic Storage Advisor II, LLC, the Registrant’s advisor (the “Advisor”), (b) Strategic Storage Growth Trust, Inc. (“SSGT”), a public non-traded REIT engaging in the business of investing in self storage facilities and related self storage real estate investments and sponsored by the Sponsor, and (c) Strategic Storage Trust IV, Inc. (“SST IV”), a company whose public offering is still in registration with the Securities and Exchange Commission that intends to engage in the business of investment in self storage facilities and related self storage investments and which is also sponsored by the Sponsor.

Mr. McClure, age 54, served as the Registrant’s Executive Vice President, Chief Financial Officer, and Treasurer from January 2013 until January 2017. From January 2013 until January 2017, Mr. McClure served as Chief Financial Officer for the Sponsor. Mr. McClure served as Chief Financial Officer and Treasurer of SmartStop Self Storage, Inc. (“SmartStop”), a public non-traded REIT sponsored by an affiliate of the Sponsor focused on the ownership, operation, acquisition, development, and redevelopment of self storage facilities, from January 2008 until its merger with Extra Space Storage, Inc. (“Extra Space”) on October 1, 2015. Mr. McClure also served as an Executive Vice President of SmartStop from June 2011 until October 2015. Mr. McClure previously served as the Chief Financial Officer and Treasurer of SSGT from January 2013 until January 2017.

On January 20, 2017, the board of directors of the Registrant appointed Matt F. Lopez, age 39, to serve as the Chief Financial Officer and Treasurer of the Registrant. Mr. Lopez was also appointed as Chief Financial Officer of the Advisor, and Chief Financial Officer and Treasurer of SST IV and Strategic Storage Toronto Properties REIT, Inc., an affiliate of the Sponsor.

Previously, from October 2015 to January 2017, Mr. Lopez served as a Controller for the Sponsor and was most recently assigned to the Registrant’s accounting, financial management, and SEC and regulatory reporting. Mr. Lopez is now employed by the Sponsor to serve as Chief Financial Officer of the Advisor. He served as a Controller of SmartStop from November 2014 until its merger with Extra Space on October 1, 2015. From 2000 to 2014, Mr. Lopez was with PricewaterhouseCoopers LLP, holding various positions including audit senior manager from 2008 to 2014.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST II, INC.

Date: January 26, 2017	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer